EXHIBIT 99.1

FOR IMMEDIATE RELEASE

Contact:
ANALYST CONTACT:                                               MEDIA CONTACT:

David Lerch                                                    Reid Walker
(703) 375-1245                                                 (703) 375-1103
lerchd@psi.com                                                 rwalker@psi.com

              PSINET ANNOUNCES INTENT TO CONDUCT RULE 144A OFFERING

         HERNDON, VA -- JANUARY 24, 2000 -- PSINET INC. (NASDAQ: PSIX) today announced that it is pursuing a placement of preferred stock in accordance with Securities and Exchange Commission Rule 144A. The preferred stock will not be registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration under such Act or an applicable exemption from the registration requirements.

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